EXHIBIT 23.1


                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-89446, 333-04334, 333-70175, 333-85381, 333-
65182, 333-94471, 333-84136 and 333-98739) of Oak Technology, Inc. of our
report dated July 23, 2002, except for Note 18 which is as of July 29, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
August 28, 2002


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